EXHIBIT 10.1

         IN CONSIDERATION OF THE ABOVE, Sublessor and Sublessee agree as follows:

                  1. DEMISE. Sublessor hereby subleases and demises to Sublessee and Sublessee hereby takes and hires from Sublessor the Premises, subject to the provisions hereinafter set forth.

                  2. TERM. The term of this Sublease shall commence on January 1, 2003 (the "Commencement Date"), and shall expire on the earlier of (a) midnight on the day prior to the stated expiration date of the current term of the Master Lease and (b) the date the Master Lease is terminated, if earlier. The stated expiration date of the current term of the Master Lease is April 14, 2008. In the event Sublessor receives notice that the Master Lease is to be terminated on a date earlier that the stated expiration date, Sublessor shall provide Sublessee with a copy of such notice within 10 days of Sublessor's receipt thereof. Sublessee may have access to the Premises prior to the Commencement Date for purposes of preparing the Premises for Sublessee's use, provided that (i) this Sublease shall have been executed by both Sublessor and Sublessee, (ii) the Master Lessor shall have executed the Consent and Agreement of Master Lessor referenced in Section 22 hereof and attached hereto, (iii) the Sublessee shall have provided to Sublessor and Master Lessor certificates of insurance evidencing the insurance required to be maintained pursuant to Section 8 hereof, (iv) the Sublessee shall have transferred all utilities into its own name as provided in Section 4(d) hereof, and (v) all other terms and conditions of this Sublease shall be applicable to Sublessee's use and occupation of the Premises prior to the Commencement Date.

                  3. CONDITION AND USE. Sublessee accepts the Premises from Sublessor in its present condition, "as is" and with all faults. Sublessee acknowledges that Sublessor has made no representation, and that it has given no warranty, to Sublessee in respect of the condition of the Premises or in respect of the fitness thereof for Sublessee's intended uses or the quality or manner of any services provided or to be provided by Master Lessor under the Master Lease. Sublessee further acknowledges that Sublessor shall not be required to perform or pay for any alterations, installations or other improvements of, on or about the Premises for the benefit of Sublessee. Sublessee shall use the Premises only for such purposes as are expressly permitted under the Master Lease and in a manner consistent with the requirements and limitations set forth in the Master Lease and for no other purpose without the prior written consent of Master Lessor and Sublessor, the consent of the latter not to be unreasonably withheld. Notwithstanding the foregoing, in no event shall Sublessee use the Premises for the manufacture, storage or sale of hazardous substances or materials.

                  4. RENT AND OTHER CHARGES. Except as may be otherwise expressly provided herein, Sublessor directs and Sublessee agrees it shall pay Rent (as hereinafter defined) and all other amounts to be paid under this Sublease directly to the Master Lessor. Sublessee shall pay, without notice or demand and without abatement, deduction or offset, in lawful money of the United States, in monthly payments in advance on or before the first day of each month, beginning the Commencement Date, the following sums:

                  (a) monthly rent ("Rent") pursuant to the following schedule:

---------------------------------- ------------------ ------------------------

               PERIOD                 MONTHLY RENT      PER SQUARE FOOT RATE
---------------------------------- ------------------ ------------------------

            January, 2003                $0.00                 $0.00
---------------------------------- ------------------ ------------------------

    February, 2003 - April, 2008       $8,944.83               $5.95
---------------------------------- ------------------ ------------------------

                  Rent for any partial month shall be prorated.

                  (b) all Additional Rent (as such term is used in the Master Lease) and any other sum or amount due to the Master Lessor under the Master Lease, provided that to the extent applicable in the determination of Additional Rent, the Base Year for purposes of this Sublease shall be 2002 (as opposed to the Base Year of 1998 under the Master Lease) and Sublessor shall be responsible for and pay directly to Master Lessor any additional amounts owing to Master Lessor for Additional Rent due to the different Base Year used in this Sublease.

                  (c) an amount, if any, equal to any separate utility charges payable by Sublessor to any party, all as reasonably determined by Sublessor.

                  All of said payments shall be mailed or otherwise transmitted to (or to such other address as the Master Lessor may designate by written notice to Sublessor and Sublessee):

                           William K. Halliburton and
                           Stephen C. Leidholdt





                  (d) To the extent possible, Sublessee shall arrange for all utilities which are separately metered to the Premises to be transferred to Sublessee's name and account and shall pay the same to the charging utility directly, as provided in Section 3.10 of the Master Lease.

                  (e) Concurrently with execution of this Sublease, Sublessee shall pay to Sublessor the sum of $8.944.83 as a security deposit ("Security Deposit") to be held by Sublessor without liability for interest and as security for the full and faithful performance by Sublessee of Sublessee's covenants and obligations under this Sublease. Sublessee agrees that the Security Deposit shall not be considered an advance payment of rental or a measure of Sublessor's damages in case of default by Sublessee. Upon the occurrence of default by Sublessee, Sublessor may, from time to time, at Sublessor's option and without prejudice to any other remedy, use and apply the Security Deposit to any or all of: (i) any arrearages of rent; (ii) any other obligation of Sublessee; or (iii) as reimbursement for any damage, injury, expense or liability caused to or incurred by Sublessor by reason of any default. In the event Sublessor so applies any part of the Security Deposit, Sublessee shall immediately deposit with Sublessor upon the request of Sublessor a sufficient sum to restore the Security Deposit to the full amount stated above. If Sublessee fully complies with all Sublessee's covenants and obligations under this Sublease, the Security Deposit shall be returned to Sublessee upon the expiration of this Sublease.

                  5. SURRENDER OF PREMISES. Upon the expiration date or earlier termination of this Sublease, Sublessee shall (a) surrender the Premises to Sublessor in good condition and repair, broom-clean, ordinary wear and tear and damage for which Sublessor under the Master Lease has no obligation to restore or repair excepted and otherwise in the condition required by the Master Lease, and (b) to the extent required of Sublessor or Sublessee under the Master Lease, repair any damage to the Premises occasioned by the removal of Sublessee's trade fixtures, furnishings, equipment and personal property which Sublessee may remove to the extent permitted under the Master Lease. In the event Sublessee remains in possession of the Premises after the expiration or termination of this Sublease, such occupancy shall not be deemed an extension of the term of this Sublease, provided that Sublessee shall remain obligated to pay all Rent hereunder and Sublessee shall pay holdover rent at the rate specified for payment of holdover rent under the Master Lease. In the event that Sublessee shall holdover for any period after the expiration of the term of the Master Lease, Sublessee shall be liable for any and all damages sustained by Sublessor under the Master Lease on account of such holdover.

                  6. SUBORDINATION. This Sublease is subject and subordinate to the Master Lease and to all matters to which the Master Lease is subject and subordinate.

                  7. INDEMNIFICATION. Sublessor shall defend, indemnify and hold Sublessee harmless from and against any and all losses, liabilities, claims, causes of action, damages, costs and expenses (including attorneys' fees and expert witnesses' fees) arising or resulting from (i) any intentional or negligent act or omission of Sublessor or Sublessor's officers, agents, employees, contractors, invitees or licensees (collectively "Sublessor's Agents"), occurring or accruing during the term of this Sublease and/or (ii) any breach occurring or accruing on or after the Commencement Date by Sublessor or Sublessor's Agents of any term, condition or covenant under this Sublease or any breach of any term, condition or covenant under the Master Lease occurring or accruing during the term of this Sublease, except to the extent incorporated herein as an obligation of Sublessee. In case any action or proceeding is brought against Sublessee by reason of any such claim, Sublessor, upon written notice from Sublessee, shall, at Sublessor's expense, resist or defend such action or proceeding by counsel reasonably approved by Sublessee. Sublessee shall defend, indemnify and hold Sublessor harmless from and against any and all losses, liabilities, claims, causes of action, damages, costs and expenses (including attorneys' fees and expert witnesses' fees) arising or resulting from
(i) any intentional or negligent act or omission of Sublessee or Sublessee's officers, agents, employees, contractors, invitees or licensees (collectively "Sublessee's Agents"), occurring or accruing during the term of this Sublease, and/or (ii) any breach occurring or accruing on or after the Commencement Date (or, if earlier, the date Sublessee takes possession of the Premises) by Sublessee or Sublessee's Agents of any term, condition or covenant under this Sublease or under the Master Lease to the extent incorporated herein as applying to Sublessee, and/or (iii) any intentional or negligent act or omission of Sublessee or Sublessee's Agents which constitutes a breach or creates an obligation for reimbursement or indemnification on Sublessor's part to Master Lessor under the terms of the Master Lease. In case any action or proceeding is brought against Sublessor by reason of any such claim, Sublessee, upon written notice from Sublessor, shall, at Sublessee's expense, resist or defend such action or proceeding by counsel reasonably approved by Sublessor. The foregoing indemnities in this Paragraph 7 shall survive the expiration, cancellation or termination of this Sublease.

                  8. INSURANCE. The Sublessee shall maintain at its expense throughout the term of this Sublease, all insurance required by the Master Lease as if the Sublessee were the "tenant" thereunder including without limitation the insurance specified in Section 3.14 of the Master Lease. Each such policy shall (a) name as the insureds thereunder, as their interests may be, the Sublessor and the Sublessee, (b) by its terms, be cancelable or materially altered only on at least thirty (30) days' prior written notice to Sublessor, and (c) be issued by an insurer reasonably acceptable to Sublessor. To the extent Master Lessor under the Master Lease may require Sublessee separately to provide any evidence of insurance benefiting or naming Master Lessor as a named or additional insured, Sublessee shall promptly, upon request of Sublessor, cause such evidence of insurance to be issued and delivered to Master Lessor. Any waiver of subrogation rights provided in the Master Lease shall not apply between the parties hereto.

                  Sublessee and Sublessor each hereby relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against by either party to the extent of insurance proceeds actually received, which perils occur in, on or about the Premises whether due to the negligence of Sublessor or Sublessee or their agents, employees, contractors and/or invitees. Sublessee and Sublessor shall give notice to their insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Sublease.

                  9. OTHER PROVISIONS. Except for the paragraphs of the Master Lease which relate to (i) the payment of rent, (ii) the term of the Master Lease, (iii) any options to purchase the Master Lease Premises, renew the Master Lease or expand the Master Lease Premises and (iv) any rights to assignment and subletting, and to the extent not otherwise consistent with the agreements and understandings expressed elsewhere in this Sublease or applicable only to the original parties to the Master Lease, the provisions of the Master Lease are hereby incorporated herein by reference on the following understandings:

                           (a) The term  "premises"  (or other  word of  similar
import) as used therein shall refer to the Premises.

                           (b) The terms  "tenant" or "lessee" (or other word of
similar import) as used therein shall refer to Sublessee.

                           (c) The terms  "lessor",  "landlord"  or "owner"  (or
other word of similar import) as used therein shall refer to Sublessor.

                           (d)  With   respect  to  work,   services,   repairs,
utilities, common areas of the Building, repainting and restoration or the performance of other obligations required of or imposed upon Master Lessor under the Master Lease, Sublessor shall have no obligation therefor, and Sublessor's sole obligation with respect thereto shall be to request the same of Master Lessor, upon request in writing by Sublessee. Sublessee may make such requests directly of Master Lessor if Sublessee so elects.

                           (e) Except as otherwise provided in this Paragraph 9,
Sublessor and Sublessee shall perform and comply with the provisions of the Master Lease incorporated herein with respect to the Premises to be performed by, respectively, the "landlord" and "tenant" (or like words of similar import) thereunder. Sublessee hereby assumes and agrees to perform all of the obligations of the "tenant" under the Master Lease accruing or arising during the term of this Sublease (but not prior to the commencement of the term hereunder) in the manner and within the time required under the Master Lease as if the Premises were the only space demised under the Master Lease. Sublessee and Sublessor further covenant that neither will commit, nor permit to be committed by any third party, any act or omission which would violate any material term or condition of the Master Lease by it or on its behalf to be performed, or be cause for termination of the Master Lease by Master Lessor. Sublessee's obligations hereunder are to Sublessor and Sublessee shall have no duties or obligations to Master Lessor under the Master Lease, except as may otherwise be agreed to between Sublessee and Master Lessor or as specifically provided in the Master Lease. Nothing contained in this Sublease shall confer upon Sublessee any rights greater than those which Sublessor has under the Master Lease.

                           (f) In  connection  with  any  alterations  Sublessee
desires to make to the Premises, Sublessee shall obtain Sublessor's written consent to the making of any such alterations prior to the undertaking thereof. Such consent will not be unreasonably withheld or delayed by Sublessor, but may be given subject to such conditions that Sublessor may reasonably impose (including restricting the manner in which work is to be performed so as to minimize any annoyance to or interference with business conducted by other tenants, approval of Sublessee's plans and specifications, if any, contractors, architects and engineers, posting of payment and completion bonds to complete, or such other conditions as Sublessor may reasonably impose). If the consent of Master Lessor is required under the Master Lease, Sublessee, with Sublessor's cooperation and assistance, shall contact Master Lessor directly for Master Lessor's consent and Sublessee shall not undertake any such alterations until Master Lessor's consent is obtained.

                           (g) The obligations of Master Lessor under the Master
Lease shall remain the obligations of the Master Lessor under the Master Lease and in no event shall Sublessee have any rights against Sublessor for breach by Master Lessor of any such obligation. Sublessor shall have no obligation to institute any action against Master Lessor, or to join in any action instituted against Master Lessor by Sublessee, except that upon thirty (30) days prior written request of Sublessee, and provided Sublessee fully indemnifies and holds Sublessor harmless therefrom, Sublessor shall assign to Sublessee any claim it may have against Master Lessor on account of any such default. Sublessor shall have no obligation to cure any default by Master Lessor under the Master Lease.

                           (h) Any  default  by  Sublessee  under  the terms and
conditions of the Master Lease shall constitute a default under the terms and conditions of this Sublease. Sublessor shall have all the rights and remedies against Sublessee given to Master Lessor under the Master Lease and any other rights and remedies to which Sublessor is entitled under applicable law. Notwithstanding anything to the contrary contained in the Master Lease, the period of time provided for the cure of any default by the Sublessor under the Master Lease shall be deemed shortened by three (3) days less than the period provided for the cure of such default in the Master Lease, if any, as to provide Sublessor with the opportunity to cure any default of Sublessee hereunder which would in turn constitute a default under the Master Lease, but Sublessor shall have no obligation to cure any such default by Sublessee.

                  10. SUBLESSEE'S SIGN. Sublessee's rights to install and maintain a sign on the Premises shall be limited to the provisions of the Master Lease and shall otherwise be conditioned upon receipt of prior written consent of Master Lessor, if so required under the terms of the Master Lease, in addition to the receipt of the prior written consent of Sublessor.

                  11. ASSIGNMENT AND SUBLETTING. Subject to obtaining any consents required under the Master Lease, Sublessee shall obtain Sublessor's prior written consent to any assignment or subletting, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Sublessee shall not have the right to assign this Sublease or sublet all or any portion of the Premises without first obtaining Master Lessor's prior written consent where such consent is required under the terms of the Master Lease. No assignment of this Sublease (whether or not Sublessor's consent is required) shall relieve Sublessee of its obligations hereunder.

                  Each assignee of this Sublease shall assume all obligations of Sublessee under this Sublease and shall be and remain liable jointly and severally liable with Sublessee for the payment of Rent, and for the performance of all the terms, covenants, conditions and agreements herein contained on Sublessee's part to be performed. No assignment shall be binding on Sublessor unless the assignee or Sublessee shall deliver to Sublessor a counterpart of the assignment and an instrument in recordable form that contains a covenant of assumption by the assignee reasonably satisfactory in substance and form to Sublessor, consistent with the requirements of this paragraph, but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

                  12. OPTIONS TO RENEW; FIRST RIGHT OF PURCHASE. Sublessor shall have no obligation, and Sublessee shall have no right or power, to exercise any option to renew or extend the term of the Master Lease, or to exercise any right of first offer or purchase.

                  13. NOTICES. Any notice, demand, consent or approval, request or other communication or document to be provided pursuant to this Sublease shall be in writing and shall be sent by registered or certified United States mail, return receipt requested, or by personal delivery during normal business hours with evidence of delivery requested, with all postage and fees prepaid, to Sublessor or Sublessee, respectively, at the following addresses, or at such other address as such party shall designate by written notice to the other party. Such addresses are:

                                    Systems Integrators, Inc.
                                    4372 Green Ash Drive
                                    Earth City, Missouri 63045
                                    Attn:   Steve Hutchison

         With a copy to             Bryan Cave LLP
                                    One Metropolitan Square
                                    211 N. Broadway, Suite 3600
                                    St. Louis, Missouri 63102
                                    Attn: Robert L. Newmark

                                    Intercard, Inc.
                                    1874 Lackland Hills
                                    Maryland Heights, Missouri 63146
                                    Attn:   Ray Sherrod

         With a copy to:            Eugene Portman, P.C.
                                    231 South Bemiston
                                    Suite 960
                                    Clayton, Missouri 63105
                                    Attn: Eugene Portman

Such notices shall be deemed to have been received and to be effective for all purposes upon receipt or refusal to accept delivery at such address as indicated on the return receipt or other record of delivery.

                  14. NO ORAL AGREEMENTS. There are no oral agreements or understandings between the parties hereto affecting this Sublease. This Sublease cannot be changed or terminated orally but only by an agreement in writing signed by the party against whom enforcement or any waiver, change, modification or discharge is sought.

                  15. GOVERNING LAW. This Sublease shall be governed and construed in accordance with the laws of the State of Missouri.

                  16. INCORPORATION OF EXHIBITS. The Exhibits attached hereto are incorporated herein by this reference.

                  17. CONSENT. When consent or approval of either Sublessor or Sublessee is required by any provision of this Sublease or of the Master Lease to the extent incorporated herein, such consent or approval shall not be unreasonably withheld or delayed (unless otherwise expressly provided in this Sublease (exclusive of any consent or approval requirement in the Master Lease as incorporated herein)). Neither Sublessor nor Sublessee shall take or omit to take any action requiring the Master Lessor's consent under the Master Lease without first obtaining such consent in accordance with the terms of the Master Lease. Upon request of Sublessee, Sublessor will request Master Lessor's consent to any action or omission of Sublessee for which such consent is required.

                  18. PARTIES NOT RELIEVED OF LIABILITY. No assignment of this Sublease or subletting of the Premises, in whole or in part, as provided in this Sublease, shall relieve either Sublessor or Sublessee of its obligations under this Sublease.

                  19. SEVERABILITY. If any provision of this Sublease is determined to be unenforceable for any reason, it shall be modified rather than voided, if possible, in order to achieve the intent of Sublessor and Sublessee to the extent possible. In any event, the remaining provisions shall be deemed valid and enforceable to the maximum extent possible.

                  20.  NOTICE  OF  DEFAULT.   Sublessor  and  Sublessee   shall,
respectively, promptly give written notice to the other of any notice of default they may receive from Master Lessor under the Master Lease.

                  21. ATTORNEY'S FEES. In the event of any legal action or proceeding to enforce the terms of this Sublease, the prevailing party shall be entitled to recover its reasonable attorney's fees, costs and expenses.

                  22. MASTER LESSOR'S CONSENT. This Sublease shall be contingent upon the Master Lessor executing the Consent and Agreement of Master Lessor (the "Consent") attached hereto on or before [__________, 20____], and in the event the Master Lessor does not execute the same within such time period, this Sublease shall be null and void and of no further force and effect. By executing this Sublease, Sublessee agrees to be bound by the terms of the Consent with respect to attornment to the Master Lessor in the event of a bankruptcy affecting Sublessor.

                  23. PERSONAL GUARANTY. This Sublease shall be contingent upon the delivery by Ray Sherrod of his personal guaranty securing the performance of Sublessee's obligations hereunder in favor of Sublessor, in form and substance satisfactory to Sublessor.

                  24. COUNTERPARTS. This Sublease may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                  25. BROKER. Sublessor warrants that it has had no dealings with any broker or agent in connection with this Sublease, other than CB Richard Ellis, Inc., whose commission shall be the sole responsibility of Sublessor. Sublessor covenants to pay, hold harmless and indemnify Sublessee from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by any agent or broker with which it has had dealings or otherwise by reason of any breach of said warranty. Sublessee warrants that it has had no dealings with any broker or agent in connection with this Sublease. Sublessee covenants to pay, hold harmless and indemnify Sublessor from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by any agent or broker with which it has had dealings or otherwise by reason of any breach of said warranty.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have entered into this Sublease as of the day and year first above written.

SUBLESSOR:                          SYSTEMS INTEGRATORS, INC.,
a Missouri corporation


By:
Its:



SUBLESSEE:                          INTERCARD, INC.,
a Missouri corporation



By:
Its:

                            CONSENT OF MASTER LESSOR


                  Reference is made to that certain Lease Office/Warehouse Building dated April 15, 1998 (as the same may have been amended from time to time, the "Master Lease"), between William K. Halliburton and Stephen C. Leidholdt (collectively, the Master Lessor"), as landlord, and System Integrators, Inc., a Missouri corporation, as tenant. Subject to Master Lessor's execution of this Consent of Master Lessor, System Integrators, Inc., as sublessor, and Intercard, Inc., as sublessee, have entered into a sublease (the "Sublease") of the premises which are the subject of the Master Lease. Pursuant to Section 3.09 of the Master Lease, Master Lessor hereby grants its consent to the Sublease and acknowledges and consents to the terms thereof. Master Lessor acknowledges that the Master Lease is in full force and effect, and that there are no events of defaults outstanding under the Master Lease.

                  The Master Lessor agrees to provide written notice to Sublessor of any failure by Sublessee to pay rent or any other obligation to be paid or performed by Sublessee hereunder, and shall provide Sublessor with an additional 10 days to cure the same before declaring a default under the terms of the Master Lease.

                  Master Lessor additionally agrees that in the event that the Sublessor shall file any petition in bankruptcy or commences any other proceeding relating to Sublessor under any reorganization, arrangement, adjustment of debt, dissolution or liquidation law or statute of any jurisdiction, or has commenced against it any such proceeding which remains undismissed for a period of thirty (30) days (it being understood that Master Lessor shall retain all rights and remedies against Sublessor under the Master Lease), provided that Sublessee is not then in default under the Sublease beyond any applicable cure periods, then (i) Sublessee's use, possession and enjoyment of the Premises shall not be terminated, disturbed, diminished or in any way adversely affected by reason of termination of the Master Lease or any other action or proceeding taken by Master Lessor with respect to Sublessor's interest in the Premises and (ii) Sublessee shall attorn to and be bound to Master Lessor as its landlord, and Master Lessor shall recognize Sublessee immediately as its tenant, under a direct lease deemed to have the same terms and conditions as the Master Lease (the "Direct Lease"); and Sublessee and Master Lessor shall execute such further assurances and instruments as each may reasonably require in order to memorialize the Direct Lease. Sublessee, by executing the Sublease, has agreed to by bound by the foregoing.



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